UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2015

GLOBAL EQUITY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54557	27-3986073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

X3 Jumeirah Bay, Office 3305, Jumeirah Lake Towers

Dubai, UAE

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +971 (0) 42767576

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 7.01 Regulation FD Disclosure

On November 6, 2015, Global Equity International, Inc. (“Company”) provided its shareholders with a letter containing an analysis by management of certain interesting aspects about the Company’s balance sheet at September 30, 2015, and December 31, 2014, and the Company’s income statement for the three and nine months ended September 30, 2015 and 2014. A copy of this letter to our shareholders is attached to this Current Report as Exhibit 99. The analysis in the letter to shareholders is related to the Company’s Form 10-Q Quarterly Report for the Fiscal Quarter Ended September 30, 2015, as previously filed by the Company with the SEC on November 5, 2015, and should be read in conjunction with such Form 10-Q.

Cautionary Forward - Looking Statement

The discussion and analysis of the results of operations and financial condition of the Company contained in the November 6, 2015 letter to shareholders and this Current Report should be read in conjunction with the unaudited financial statements, and the related notes contained in the Company’s Form 10-Q Quarterly Report filed with the SEC on November 5, 2015. References to “we,” “our,” or “us” in this Current Report and in the November 6, 2015 letter to shareholders refer to the Company and its subsidiaries. Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

Certain matters discussed herein may contain forward-looking statements that are subject to risks and uncertainties. Such risks and uncertainties include, but are not limited to, the following:

●	the volatile and competitive nature of our industry,

●	the uncertainties surrounding the rapidly evolving markets in which we compete,

●	the uncertainties surrounding technological change of the industry,

●	our dependence on its intellectual property rights,

●	the success of marketing efforts by third parties,

●	the changing demands of customers and

●	the arrangements with present and future customers and third parties.

Should one or more of these risks or uncertainties materialize or should any of the underlying assumptions prove incorrect, actual results of current and future operations may vary materially from those anticipated.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99	November 6, 2015 Letter to Shareholders of Global Equity International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2015

GLOBAL EQUITY INTERNATIONAL, INC.

By:	/s/ Enzo Taddei
Enzo Taddei
Chief Financial Officer